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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K/A



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 February 1, 2000
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                         POWERBALL INTERNATIONAL, INC.
                         (formerly NATEX CORPORATION)
      (Exact name of registrant as specified in its charter)


          UTAH                     000-25873             84-1431425
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



              2095 West 2200 South, West Valley City, Utah 84119
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 974-9120
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             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Company is hereby amending its current report on Form 8-K, dated February 1, 2000, to include the following additional information.

     On or about January 28, 2000, the Company's former auditors, Daines and Rasmussen, ("DR") informed the Company by telephone that because of a internal change of service strategy at DR, DR was no longer performing audits on public companies, and that, therefore, DR was resigning as the Company's certifying accountant.

     During the Company's two most recent fiscal years ended December 31, 1998 and 1999, respectively, and any subsequent interim period preceding DR's resignation, the Company had no disagreement with DR as to any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of DR, would have caused it to make reference to the subject matter of such disagreement in connection with its reports.

     The Company has requested that DR review the foregoing disclosures and provide a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. DR's letter is included as an exhibit to this amended report on Form 8-K/A.

                           ITEM 7. EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                         Location
-----------------------------------------------------------------------------
16          16.01      Letter from Daines Rasmussen              This filing
                        relating to its resignation


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         POWERBALL INTERNATIONAL, INC.



Date: August 2, 2001                     /S/Robert K. Ipson, Chairman and CEO